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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                   FORM 8-K



                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported):  September 30, 1999
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                                N'TANDEM TRUST
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            (Exact name of registrant as specified in its charter)

         CALIFORNIA                       0-21470               33-610944499
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(State of other jurisdiction           (Commission           (IRS Employer
of incorporation)                      File Number)          Identification No.)


6160 SOUTH SYRACUSE WAY, GREENWOOD VILLAGE, COLORADO                80111
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       (Address of principal executive offices)                   (Zip Code)


                                (303) 741-3707
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             (Registrant's telephone number, including area code)
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Item 2:   Acquisition or Disposition of Assets
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          On September 30, 1999, N'Tandem Trust, a California business trust
(the "Trust"), through its limited partnership subsidiary, N'Tandem Properties, L.P., acquired Sea Pines, a manufactured home community containing 400 homesites located in Mobile, Alabama (the "Acquired Property"), from Donald Williams, an individual pursuant to a Purchase Agreement. The terms of the Purchase Agreement were determined through arms-length negotiations between Mr. Williams and N'Tandem Properties, L.P.

          The purchase price for the Acquired Property was $4,040,000, of which $3,017,000 was borrowed from Chateau Communities, Inc., a publicly-held real estate investment trust which currently holds 9.8% of the Trust's outstanding common shares of beneficial interest ("Chateau"), pursuant to a note entered into between the parties. This note bears interest at 1% per annum above the prime rate established by Bank One, N.A. Additionally, the Trust issued a promissory note in the amount of $1,100,000, payable to Compass Bank, as intermediary for Donald Williams. The note shall be paid in six consecutive annual installments as follows: the first five payments shall be in the amount of $200,000 and the sixth payment shall be in the amount of $100,000. The first installment shall be payable on September 30, 2000, and each successive installment shall be payable on the same day of each consecutive year thereafter until paid in full.

          In determining the purchase price paid for the Acquired Property, the Trust considered, among other things, the historical and expected cash flow from the Acquired Property, the nature of the occupancy trends and terms of the leases in place, current operating costs and taxes, the physical condition of the Acquired Property, the potential to increase its cash flow and other factors. The Trust also considered the capitalization rates of recently sold manufactured home communities in the same geographic area as the Acquired Property. No independent appraisals were preformed in connection with the acquisition of the Acquired Property.

Item 7:   Financial Statements, Pro Forma Financial Information and Exhibits
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          (a)  Financial Statements:

               As of the date of this report, it is impracticable for the Trust to file the required financial statements with respect to the Acquired Property. Accordingly, such required financial statements will be filed as soon as they are available, but in no event later than 60 days after the date on which this report must be filed.

          (b)  Pro Forma Financial Information:

               As of the date of this report, it is impracticable for the Trust to file the required pro forma financial information with respect to the Acquired Property. Accordingly, such required pro forma financial information will be filed as soon as it is available, but in no event later than 60 days after the date on which this report must be filed.

          (c)  Exhibits:

               None

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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        N'TANDEM TRUST



Dated: October 13, 1999                 By: /s/ Gary P. McDaniel
                                            --------------------
                                            Gary P. McDaniel
                                            Trustee

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